[logo] MFS                                                     Annual Report
INVESTMENT MANAGEMENT                                         for Year Ended
                                                            October 31, 1996

MFS{R) UTILITIES FUND

[graphic omitted]

AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 28)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Fund Facts ................................................................. 5
Portfolio Concentration .................................................... 6
Tax Form Summary ........................................................... 6
Performance Summary ........................................................ 7
Portfolio of Investments ................................................... 9
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Report of Independent Auditors .............................................26
MFS Family of Funds ........................................................27
Trustees and Officers ......................................................29

   HIGHLIGHTS

* FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 18.41%, CLASS B SHARES 17.50%, AND CLASS C SHARES 17.57%.

* ELECTRIC UTILITY STOCKS COMPRISE APPROXIMATELY 42% OF THE FUND'S EQUITY POSITION. ALTHOUGH ELECTRIC UTILITIES ARE FACING A PERIOD OF DEREGULATION, THE PACE OF CHANGE HAS BEEN SLOWER THAN ANTICIPATED, WHICH IS FAVORABLE FOR THESE STOCKS.

* WHILE THE WEAK BOND MARKET IN THE FIRST HALF OF THE FUND'S FISCAL YEAR HURT INTEREST RATE SENSITIVE UTILITY STOCKS, THE BOND MARKET'S RECENT STRENGTH HAS BENEFITED THESE STOCKS.

* ABOUT 20% OF THE FUND'S ASSETS ARE INVESTED IN INTERNATIONAL MARKETS, WHICH CAN OFFER MUCH HIGHER GROWTH AND, AT TIMES, MORE CONSTRUCTIVE REGULATORY ENVIRONMENTS THAN THE UNITED STATES. SEE THE FUND'S PROSPECTUS FOR RISKS INVOLVED IN INTERNATIONAL INVESTING.

LETTER FROM THE CHAIRMAN

[photo of A. Keith Brodkin]

Dear Shareholders:
As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Maura Shaughnessy]

For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 18.41%, Class B shares 17.50%, and Class C shares 17.57%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.80% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value weighted, total-return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500), and an 11.42% return for the average utility fund as measured by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. For the same period, the S&P 500, an unmanaged index of common stock performance, returned 24.08%.

Q. WHAT DO YOU SEE AS SOME REASONS FOR THE FUND'S FAVORABLE PERFORMANCE THIS YEAR, MAURA?

A. The Fund has been overweighted in natural gas stocks, which have been terrific performers this year. Also, two of the Fund's top holdings, Portland General and MCI Communications, were bought out by Enron and British Telephone, respectively.

Q. COULD YOU DISCUSS THE GENERAL BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. The Fund's assets are more interest rate sensitive than the overall market, and the weak bond market in the first half of the Fund's fiscal year hurt utility stocks. Recently, however, the bond market has strengthened, and this has certainly helped these stocks.

Q. YOU'RE CURRENTLY OVERWEIGHTED IN ELECTRIC UTILITY STOCKS, AT LEAST WHEN COMPARED TO THE WEIGHTINGS IN THE S&P UTILITY INDEX. WHAT IS YOUR ELECTRIC UTILITY WEIGHTING, AND WHY ARE YOU AT THAT LEVEL?

A. Electric utility stocks comprise approximately 42% of the Fund's equity position, with 14% of this position made up of international electric stocks. Although electric utilities are facing a period of deregulation, the pace of change has been slower than anticipated, which is favorable for these stocks. The Fund's electric holdings include utilities that we believe should thrive in this new environment.

Q. WHAT OTHER SECTORS DO YOU LIKE, AND WHY?

A. Natural gas companies are benefiting from stronger-than-expected earnings growth due to robust earnings from nonregulated businesses, and these stocks make up approximately 20% of the Fund's portfolio.

Q. ARE THERE SOME PARTS OF THE COUNTRY WHERE YOU'RE FINDING A MORE FAVORABLE CLIMATE FOR UTILITY STOCKS THAN OTHERS?

A. There are certain parts of the country that are combining robust customer growth with rational regulatory environments. States in these areas include Florida, Texas, Arizona, and Oregon.

Q. CAN YOU TELL US ABOUT SOME SECTORS YOU MIGHT BE AVOIDING, OR
UNDERWEIGHTING, AND WHY?

A. The Fund has been underweighted in telecommunications stocks for the entire year. The passage of the federal Telecommunications Act has created uncertainty about these stocks, as we expect it will be several years before we understand who are the winners and losers from this legislation. For the large-capitalization stocks in this sector, we expect earnings per share growth to decline.

Q. WE NOTICED THAT ABOUT 20% OF THE FUND'S ASSETS ARE INVESTED
INTERNATIONALLY. CAN YOU TELL US WHY YOU LIKE THESE INVESTMENTS AND GIVE US SOME EXAMPLES?

A. Typically, international markets can offer much higher growth and, at times, a more constructive regulatory environment than the United States. Powergen, a U.K. electric generating company, is one of the cheapest utilities in the world based on growth relative to its earnings and cash flow generation. Telefonica del Peru, meanwhile, enjoys an excellent combination of robust growth and rational regulation.

Q. YOU ALSO HAVE ABOUT 10% OF THE FUND'S ASSETS IN REITS (REAL ESTATE INVESTMENT TRUSTS). WHAT IS IT YOU LIKE ABOUT REITS, AND WHAT TYPES OF REITS DO YOU PARTICULARLY LIKE?

A. REITs often offer yields and dividend growth stronger than the typical utility. Our strategy is to hold a diversified group of REITs, including health care, self-storage, hotel, apartment, office, and industrial REITs.

Respectfully,

/s/ Maura Shaughnessy

Maura Shaughnessy
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

MAURA SHAUGHNESSY JOINED MFS IN 1991 AS AN EQUITY ANALYST. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE, SHE WAS PROMOTED TO ASSISTANT VICE PRESIDENT IN 1992 AND VICE PRESIDENT IN 1993. SHE HAS MANAGED MFS UTILITIES FUND SINCE 1992. MS. SHAUGHNESSY IS A CHARTERED FINANCIAL ANALYST (C.F.A.).

LARGEST SECTORS (% OF INVESTMENTS)

Utilities -- Electric             33.6%
Utilities -- Gas                  20.7%
Communications                    20.6%
Real Estate Investment Trust      11.8%
U.S. Treasuries                   10.6%
Other                              2.7%

FUND FACTS

STRATEGY:                   THE FUND SEEKS CAPITAL GROWTH AND CURRENT INCOME BY
                            INVESTING AT LEAST 65% OF ITS ASSETS UNDER NORMAL
                            MARKET CONDITIONS IN EQUITY AND DEBT SECURITIES OF
                            BOTH DOMESTIC AND FOREIGN COMPANIES IN THE
                            UTILITIES INDUSTRY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      FEBRUARY 14, 1992

SIZE:                       $118.5 MILLION NET ASSETS AS OF OCTOBER 31, 1996


PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

U.S. TREASURY NOTES, 9.125S, 1999       CINERGY CORP.
                                        Midwestern electric utility

POWERGEN PLC                            PANENERGY CORP.
U.K. electric utility                   Natural gas transmission company

U.S. TREASURY NOTES, 7.875S, 2004       MCI COMMUNICATIONS CO., INC.
                                        Telecommunications company
GTE CORP.
Telecommunications company              CMS ENERGY CORP.
                                        Michigan electric and gas utility
SIERRA PACIFIC RESOURCES
Western U.S. electric utility           MFS COMMUNICATIONS CO., INC.
                                        Telecommunications company

TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

THE FUND HAS DESIGNATED $4,060,476 AS A LONG-TERM CAPITAL GAIN.

FOR THE YEAR ENDED OCTOBER 31, 1996, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 20.4%.

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Utilities Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from February 14, 1992 to October 31, 1996)

                                              Lehman Brothers
           MFS Utilities     Consumer Price   Corporate Bond
            Fund Class A       Index U.S.         Index           S&P Utility
           -------------     --------------   ---------------     -----------
02/92         9532.00           10000.0           10000.0           10000.0
10/92         10280.0           10268.0           10790.0           11752.0
10/93         12729.0           10550.0           12425.0           13449.0
10/94         12284.0           10825.0           11781.0           12381.0
10/95         15046.0           11130.0           13994.0           17472.0
10/96         17913.0           11465.0           14865.0           17731.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                  1 Year     3 Years    Life of Fund(S)
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A) including 4.75% sales charge        +12.77%     + 9.92%           +13.03%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class A) at net asset value                  +18.41%     +11.70%           +14.18%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) with CDSC                           +13.50%     + 9.88%           +13.18%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class B) without CDSC                        +17.50%     +10.70%           +13.45%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) with CDSC                           +16.57%     +10.63%           +13.48%
-------------------------------------------------------------------------------------------------------
MFS Utilities Fund (Class C) without CDSC                        +17.57%     +10.63%           +13.48%
-------------------------------------------------------------------------------------------------------
Average utility fund*                                            +11.42%     + 5.79%           + 9.06%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Utility Total Return Index+       + 6.10%     + 5.90%           + 9.52%
-------------------------------------------------------------------------------------------------------
Standard & Poor's Utility Index                                  + 9.80%     + 7.59%           +12.38%
-------------------------------------------------------------------------------------------------------
Consumer Price Index**                                           + 3.01%     + 2.81%           +3.687%
-------------------------------------------------------------------------------------------------------

(S) For the period from the commencement of investment operations, February 14, 1992 to October 31, 1996.
 *  Source: Lipper Analytical Services.
**  The Consumer Price Index is a popular measure of change in prices.
 +  The Lehman Brothers Corporate Bond Utility Total Return Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible investment-grade domestic utility debt.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

All Class C share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

PORTFOLIO OF INVESTMENTS - October 31, 1996

Non-Convertible Bonds - 21.2%
-------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)             Value
-------------------------------------------------------------------------------------------------
U.S. Bonds - 20.2%
  Financial Institutions - 0.4%
    Boise Cascade Co., 7.43s, 2005                                   $      450      $    452,812
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Loewen Group International, Inc., 7.75s, 2001##                  $      500      $    508,125
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Rogers Cablesystems, Inc., 10.125s, 2012                         $      200      $    198,000
-------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 10.8%
    U.S. Treasury Obligations
      U.S. Treasury Notes, 9.125s, 1999                              $    5,000      $  5,379,700
      U.S. Treasury Notes, 7.875s, 2004                                   4,000         4,390,000
      U.S. Treasury Bonds, 12s, 2005                                        810         1,108,307
      U.S. Treasury Bonds, 6s, 2026                                         970           884,824
      U.S. Treasury Bonds, 6.75s, 2026                                    1,000         1,011,870
                                                                                     ------------
                                                                                     $ 12,774,701
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    Arkansas Power & Light Co., 8.75s, 2026                          $      500      $    516,695
    First PV Funding Corp., 10.3s, 2014                                     400           424,500
    First PV Funding Corp., 10.15s, 2016                                    737           784,905
    Louisiana Power & Light Co., 8.75s, 2026                                250           257,188
    Midland Cogeneration Venture Corp., 10.33s, 2002                        468           495,251
    System Energy Resources, 7.38s, 2000                                    500           499,910
    Texas & New Mexico Power Co., 12.5s, 1999                               300           328,440
    Utilicorp United, Inc., 8.45s, 1999                                     500           525,675
                                                                                     ------------
                                                                                     $  3,832,564
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 4.3%
    Coastal Corp., 7.75s, 2035                                       $    1,000      $  1,011,670
    Louis Dreyfus Natural Gas Corp., 9.25s, 2004                            500           527,670
    NGC Corp., 6.75s, 2005                                                1,000           987,600
    Oryx Energy Co., 10s, 1999                                              500           533,235
    PanEnergy Corp., 7s, 2006                                             1,000         1,003,180
    Tosco Corp., 7.625s, 2006                                             1,000         1,029,300
                                                                                     ------------
                                                                                     $  5,092,655
-------------------------------------------------------------------------------------------------
  Other - 0.9%
    Delta Air Lines, Inc., 8.5s, 2002                                $      500      $    533,640
    McDonnell Douglas Corp., 6.875s, 2006                                   500           495,910
                                                                                     ------------
                                                                                     $  1,029,550
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 23,888,407
-------------------------------------------------------------------------------------------------
Foreign Bonds - 1.0%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999
      (Utilities - Electric)##                                       $      150      $    145,875
-------------------------------------------------------------------------------------------------

Foreign Bonds - continued
  Chile - 0.9%
    Empresa Electric Del Norts, 7.75s, 2006
      (Utilities - Electric)##                                       $      600      $    609,000
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                              500           508,900
                                                                                     ------------
                                                                                     $  1,117,900
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  1,263,775
-------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $25,324,969)                           $ 25,152,182
-------------------------------------------------------------------------------------------------

Stocks - 80.3%
-------------------------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------------------------------
U.S. Stocks - 61.1%
  Consumer Goods and Services - 1.5%
    Philip Morris Cos., Inc.                                             19,100      $  1,769,138
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 11.6%
    American General Hospitality Corp.                                   94,100      $  1,870,237
    Arden Realty, Inc.*                                                  17,900           404,988
    Boykin Lodging Co.*                                                  13,400           268,000
    FelCor Suite Hotels, Inc.                                            27,200           890,800
    First Industrial Realty Trust, Inc.                                  31,500           815,063
    Hospitality Properties Trust                                         43,000         1,118,000
    Innkeepers USA Trust                                                 93,000         1,092,750
    National Health Investors, Inc.                                      38,500         1,342,687
    Oasis Residential, Inc.                                              30,000           637,500
    Patriot American Hospitality, Inc.                                   13,700           481,213
    Prentiss Properties Trust*                                           48,100           992,062
    Public Storage, Inc.                                                  9,800           225,400
    Sovran Self Storage, Inc.                                            25,000           671,875
    Storage Trust Realty                                                 90,000         2,081,250
    Winston Hotels, Inc.                                                 69,600           870,000
                                                                                     ------------
                                                                                     $ 13,761,825
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 18.2%
    Allegheny Power Systems, Inc.                                        65,600      $  1,959,800
    Boston Edison Co.                                                    29,000           696,000
    Cinergy Corp.                                                        91,249         3,022,623
    CMS Energy Corp.                                                     73,000         2,308,625
    Edison International                                                 40,000           790,000
    FPL Group, Inc.                                                      35,000         1,610,000
    GPU, Inc.                                                            37,000         1,216,375
    Illinova Corp.                                                       79,900         2,177,275
    NIPSCO Industries, Inc.                                              50,200         1,901,325
    Pinnacle West Capital Corp.                                          43,900         1,355,413
    Portland General Corp.                                               46,800         2,047,500
    Public Service Company of Colorado                                   34,600         1,280,200
    Texas Utilities Co.                                                  15,000           607,500
    Unicom Corp.                                                         22,000           572,000
                                                                                     ------------
                                                                                     $ 21,544,636
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 15.6%
    Coastal Corp.                                                        41,000      $  1,763,000
    Columbia Gas Systems, Inc.                                           32,400         1,968,300
    El Paso Natural Gas Co.                                              33,300         1,615,050
    KN Energy, Inc.                                                      41,300         1,543,588
    Noble Affiliates, Inc.                                               15,000           652,500
    PanEnergy Corp.                                                      77,900         2,999,150
    Questar Corp.                                                        10,000           360,000
    Sierra Pacific Resources                                            110,700         3,085,762
    Sonat, Inc.                                                          39,000         1,920,750
    Tejas Gas Corp.*                                                     10,000           406,250
    Williams Cos., Inc.                                                  40,500         2,116,125
                                                                                     ------------
                                                                                     $ 18,430,475
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 14.2%
    BellSouth Corp.                                                      33,000      $  1,344,750
    Frontier Corp.                                                       16,800           487,200
    GTE Corp.                                                            82,650         3,481,631
    ICG Communications, Inc.*                                            40,000           750,000
    MCI Communications Corp.                                            118,400         2,974,800
    MFS Communications Co., Inc.                                         44,200         2,215,525
    Pacific Telesis Group                                                40,000         1,360,000
    SBC Communications, Inc.                                             26,000         1,264,250
    Telco Communications Group*                                          58,200           945,750
    Telephone & Data Systems, Inc.                                       32,000         1,120,000
    Teleport Communications Group, Inc.*                                 36,900           904,050
                                                                                     ------------
                                                                                     $ 16,847,956
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $ 72,354,030
-------------------------------------------------------------------------------------------------
Foreign Stocks - 19.2%
  Argentina - 1.1%
    Central Costanera, ADR (Utilities - Electric)##                      41,200      $  1,284,925
-------------------------------------------------------------------------------------------------
  Brazil - 0.9%
    Multicanal Participacoes S.A., ADR (Telecommunications)*             36,700      $    513,800
    Telecomunicacoes Brasileiras S.A., ADR (Utilities - Telephone)        8,000           594,000
                                                                                     ------------
                                                                                     $  1,107,800
-------------------------------------------------------------------------------------------------
  Canada - 1.3%
    TransCanada Pipelines Ltd. (Utilities - Gas)                         40,000      $    675,000
    Westcoast Energy, Inc. (Utilities - Gas)                             49,800           821,700
                                                                                     ------------
                                                                                     $  1,496,700
-------------------------------------------------------------------------------------------------
  Chile - 2.8%
    Chilectra S.A., ADR (Utilities -  Electric)                          26,000      $  1,410,500
    Chilgener S.A., ADR (Utilities -  Electric)                          40,000           905,000
    Empresa Nacional de Electricidad,  ADR (Utilities - Electric)        53,000           973,875
                                                                                     ------------
                                                                                     $  3,289,375
-------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia S.p.A. (Utilities - Telephone)                        89,200      $    184,217
    Telecom Italia S.p.A. Di Risp (Utilities - Telephone)             1,110,000         1,265,020
                                                                                     ------------
                                                                                     $  1,449,237
-------------------------------------------------------------------------------------------------
  Peru - 1.9%
    Telefonica del Peru S.A., "B" (Utilities - Telephone)               264,700      $    561,267
    Telefonica del Peru S.A., ADR (Utilities - Telephone)                84,800         1,749,000
                                                                                     ------------
                                                                                     $  2,310,267
-------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Pilipino Telephone (Utilities - Telephone)                          475,000      $    420,875
-------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Portugal Telecom S.A. (Utilities - Telephone)                        24,600      $    638,045
    Portugal Telecom S.A., ADR (Utilities - Telephone)                    9,500           245,812
                                                                                     ------------
                                                                                     $    883,857
-------------------------------------------------------------------------------------------------
  South Korea - 1.2%
    Korea Mobile Telecommunications (Utilities - Telephone)                 500      $    501,517
    Korea Mobile Telecommunications, ADR (Utilities - Telephone)*        72,500           906,250
                                                                                     ------------
                                                                                     $  1,407,767
-------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Empresa Nacional de Electricidad, ADR (Utilities - Electric)         14,000      $    861,000
    Iberdrola S.A. (Utilities - Electric)                                96,000         1,017,045
    Telefonica de Espana S.A., ADR (Utilities -  Telephone)               8,000           482,000
                                                                                     ------------
                                                                                     $  2,360,045
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.7%
    East Midlands Electricity (Utilities - Electric)                     20,000      $    177,288
    National Power (Utilities - Electric)                               188,600         1,242,370
    PowerGen PLC (Utilities - Electric)                                 638,050         5,292,721
                                                                                     ------------
                                                                                     $  6,712,379
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 22,723,227
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $84,692,734)                                          $ 95,077,257
-------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
-------------------------------------------------------------------------------------------------
Issuer                                                                   Shares             Value
-------------------------------------------------------------------------------------------------
Argentina
  Compania Inversiones Telephone, 7%
    (Utilities - Telephone)## (Identified Cost, $561,475)                10,900      $    506,850
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $110,579,178)                                    $120,736,289

Other Assets, Less Liabilities - (1.9)%                                                (2,283,736)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $118,452,553
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $110,579,178)          $120,736,289
  Receivable for Fund shares sold                                     812,701
  Receivable for investments sold                                   2,822,625
  Interest and dividends receivable                                   915,152
  Deferred organization expenses                                       10,394
  Other assets                                                          1,049
                                                                 ------------
      Total assets                                               $125,298,210
                                                                 ------------
Liabilities:
  Cash overdraft                                                   $  261,828
  Distributions payable                                                67,641
  Payable for Fund shares reacquired                                1,067,504
  Payable for investments purchased                                 5,314,880
  Payable to affiliates -
    Management fee                                                      1,208
    Shareholder servicing agent fee                                       503
    Distribution fee                                                   27,276
  Accrued expenses and other liabilities                              104,817
                                                                 ------------
      Total liabilities                                           $ 6,845,657
                                                                 ------------
Net assets                                                       $118,452,553
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $ 97,583,426
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   10,157,769
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              10,275,332
  Accumulated undistributed net investment income                     436,026
                                                                 ------------
      Total                                                      $118,452,553
                                                                 ============
Shares of beneficial interest outstanding                         13,006,847
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $60,345,357 / 6,619,062 shares of beneficial
    interest outstanding)                                            $ 9.12
                                                                     ======
  Offering price per share (100/95.25 of net asset value per
    share)                                                           $ 9.57
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $49,876,586 / 5,483,735 shares of beneficial
    interest outstanding)                                            $ 9.10
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $8,230,610 / 904,050 shares of beneficial
    interest outstanding)                                            $ 9.10
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 4,048,085
    Interest                                                        1,809,261
    Foreign taxes withheld                                           (241,032)
                                                                  -----------
      Total investment income                                     $ 5,616,314
                                                                  -----------

  Expenses -
    Management fee                                                $   732,288
    Trustees' compensation                                             37,488
    Shareholder servicing agent fee (Class A)                          81,480
    Shareholder servicing agent fee (Class B)                          92,130
    Shareholder servicing agent fee (Class C)                           9,761
    Distribution and service fee (Class A)                            135,801
    Distribution and service fee (Class B)                            418,771
    Distribution and service fee (Class C)                             65,072
    Custodian fee                                                      70,764
    Auditing fees                                                      27,850
    Printing                                                           26,535
    Postage                                                            24,530
    Legal fees                                                          4,749
    Amortization of organization expenses                               3,804
    Miscellaneous                                                     124,545
                                                                  -----------
      Total expenses                                              $ 1,855,568
    Fees paid indirectly                                               (3,689)
    Reduction of expenses by investment adviser                      (347,146)
                                                                  -----------
      Net expenses                                                $ 1,504,733
                                                                  -----------
        Net investment income                                     $ 4,111,581
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $10,558,170
    Foreign currency transactions                                     (19,445)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $10,538,725
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $ 2,215,230
    Translation of assets and liabilities in foreign
      currencies                                                          879
                                                                  -----------
      Net unrealized gain on investments and foreign
        currency translation                                      $ 2,216,109
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $12,754,834
                                                                  -----------
          Increase in net assets from operations                  $16,866,415
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
Year Ended  October 31,                                                1996             1995
--------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                        $  4,111,581     $  2,830,796
  Net realized gain on investments and foreign currency
    transactions                                                 10,538,725        3,089,196
  Net unrealized gain on investments and
    foreign currency translation                                  2,216,109        9,031,929
                                                               ------------     ------------
    Increase in net assets from operations                     $ 16,866,415     $ 14,951,921
                                                               ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (2,063,623)    $ (1,950,814)
  From net investment income (Class B)                           (1,256,601)        (894,547)
  From net investment income (Class C)                             (199,785)        (123,779)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                       (1,254,112)          --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                         (921,552)          --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                         (134,537)          --
                                                               ------------     ------------
      Total distributions declared to shareholders             $ (5,830,210)    $ (2,969,140)
                                                               ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $ 63,557,253     $ 54,589,877
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 4,859,274        2,417,592
  Cost of shares reacquired                                     (51,656,344)     (42,534,317)
                                                               ------------     ------------
    Increase in net assets from Fund share transactions        $ 16,760,183     $ 14,473,152
                                                               ------------     ------------
      Total increase in net assets                             $ 27,796,388     $ 26,455,933
Net assets:
  At beginning of period                                         90,656,165       64,200,232
                                                               ------------     ------------
  At end of period (including accumulated undistributed net
    investment income (accumulated distributions in excess
    of net investment income) of $436,026 and $(137,970),
    respectively)                                              $118,452,553     $ 90,656,165
                                                               ============     ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------
Year Ended October 31,                         1996           1995           1994           1993           1992*
----------------------------------------------------------------------------------------------------------------
                                             Class A
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 8.20         $ 7.00         $ 7.86         $ 6.68         $ 6.33
                                             ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                   $ 0.38         $ 0.31         $ 0.33         $ 0.40         $ 0.17
  Net realized and unrealized
   gain (loss) on investments and
   foreign currency transactions               1.07           1.22          (0.63)          1.19           0.30
                                             ------         ------         ------         ------         ------
    Total from investment operations         $ 1.45         $ 1.53         $(0.30)        $ 1.59         $ 0.47
                                             ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.32)        $(0.33)        $(0.35)        $(0.38)        $(0.12)
  From net realized gain on
   investments and foreign
   currency transactions                      (0.21)          --            (0.21)         (0.03)          --
                                             ------         ------         ------         ------         ------
    Total distributions declared
      to shareholders                        $(0.53)        $(0.33)        $(0.56)        $(0.41)        $(0.12)
                                             ------         ------         ------         ------         ------
Net asset value - end of period              $ 9.12         $ 8.20         $ 7.00         $ 7.86         $ 6.68
                                             ======         ======         ======         ======         ======
Total return(+)                              18.41%         22.48%         (3.89)%        24.39%         11.02%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  1.08%          0.83%           0.65%         0.65%          0.65%+
  Net investment income                       4.37%          4.30%           4.58%         4.57%          5.44%+
Portfolio turnover                             137%           152%            115%          119%            63%
Average commission rate###                  $0.0422            --              --            --             --
Net assets at end of period (000 omitted)   $60,345        $52,474         $42,027       $43,423        $12,859

  *For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
  +Annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                    $ 0.34         $ 0.28         $ 0.28         $ 0.31         $ 0.13
    Ratios (to average net assets):
      Expenses##                              1.42%          1.23%          1.41%          1.68%          2.63%+
      Net investment income                   4.03%          3.90%          3.82%          4.20%          3.46%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------
Year Ended October 31,                         1996       1995       1994       1993**
--------------------------------------------------------------------------------------
                                             Class B
--------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 8.18     $ 6.98     $ 7.84     $ 7.83
                                             ------     ------     ------     ------
Income from investment operations# -
  Net investment income(S)                   $ 0.31     $ 0.24     $ 0.25     $ 0.05
  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions               1.07       1.22      (0.63)      0.01
                                             ------     ------     ------     ------
    Total from investment operations         $ 1.38     $ 1.46     $(0.38)    $ 0.06
                                             ------     ------     ------     ------
Less distributions declared to shareholders -
  From net investment income                 $(0.25)    $(0.26)    $(0.27)    $(0.05)
  From net realized gain on
   investments and foreign
   currency transactions                      (0.21)      --        (0.21)      --
                                             ------     ------     ------     ------
    Total distributions declared
      to shareholders                        $(0.46)    $(0.26)    $(0.48)    $(0.05)
                                             ------     ------     ------     ------
Net asset value - end of period              $ 9.10     $ 8.18     $ 6.98     $ 7.84
                                             ======     ======     ======     ======
Total return                                 17.50%     21.43%     (4.92)%     0.69%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  1.89%      1.74%       1.72%     1.50%+
  Net investment income                       3.53%      3.33%       3.51%     1.80%+
Portfolio turnover                             137%       152%        115%      119%
Average commission rate###                  $0.0422        --           --       --
Net assets at end of period (000 omitted)   $49,877    $33,239     $19,774    $5,412

 **For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income (loss)             $ 0.28     $ 0.21     $ 0.20     $(0.07)
    Ratios (to average net assets):
      Expenses##                              2.23%      2.14%      2.48%      3.27%+
      Net investment income                   3.19%      2.93%      2.74%      1.53%+

See notes to financial statements

------------------------------------------------------------------------------
Year Ended October 31,                           1996       1995       1994***
------------------------------------------------------------------------------
                                              Class C
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 8.18     $ 6.99     $ 7.48
                                               ------     ------     ------
Income from investment operations# -
  Net investment income(S)                     $ 0.31     $ 0.24     $ 0.25
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                  1.07       1.21      (0.54)
                                               ------     ------     ------
    Total from investment operations           $ 1.38     $ 1.45     $(0.29)
                                               ------     ------     ------
Less distributions declared to shareholders -
  From net investment income                   $(0.25)    $(0.26)    $(0.20)
  From net realized gain on investments and
   foreign currency transactions                (0.21)      --         --
                                               ------     ------     ------
    Total distributions declared to
      shareholders                             $(0.46)    $(0.26)    $(0.20)
                                               ------     ------     ------
Net asset value - end of period                $ 9.10     $ 8.18     $ 6.99
                                               ======     ======     ======
Total return                                   17.57%     21.19%     (3.87)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    1.82%      1.81%      1.65%+
  Net investment income                         3.60%      3.32%      3.56%+
Portfolio turnover                               137%       152%       115%
Average commission rate###                    $0.0422        --         --
Net assets at end of period (000 omitted)      $8,231     $4,943     $2,399

***For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser voluntarily waived a portion of its management fee. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
    Net investment income                      $ 0.28     $ 0.21     $ 0.20
    Ratios (to average net assets):
      Expenses##                                2.16%      2.21%      2.41% +
      Net investment income                     3.26%      2.83%      2.80% +

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, accumulated undistributed net investment income was decreased by $17,576, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $2,493, and paid-in capital was increased by $15,083, due primarily to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,013 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,931 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $22,024 for the year ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,481 and $1,061 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $700, $96,691 and $716 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases           Sales
-----------------------------------------------------------------------------
U.S. government securities                       $ 23,698,549    $ 19,896,841
                                                 ============    ============
Investments (non-U.S. government securities)     $134,166,312    $118,811,330
                                                 ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $110,884,906
                                                                 ============
Gross unrealized appreciation                                    $ 11,858,862
Gross unrealized depreciation                                      (2,007,479)
                                                                 ------------
  Net unrealized appreciation                                    $  9,851,383
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           2,539,349    $ 22,019,033     2,699,306    $ 20,628,776
Shares issued to
 shareholders in
 reinvestment of
 distributions          323,805       2,748,691       214,458       1,568,560
Shares reacquired    (2,646,692)    (22,729,788)   (2,514,510)    (18,778,516)
                     ----------    ------------    ----------    ------------
  Net increase          216,462    $  2,037,936       399,254    $  3,418,820
                     ==========    ============    ==========    ============

Class B Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           4,096,390    $ 35,220,452     4,097,196    $ 30,083,089
Shares issued to
 shareholders in
 reinvestment of
 distributions          216,988       1,834,501       101,411         742,636
Shares reacquired    (2,894,405)    (24,930,962)   (2,964,865)    (21,644,727)
                      ---------    ------------     ---------    ------------
  Net increase        1,418,973    $ 12,123,991     1,233,742    $  9,180,998
                      =========    ============     =========    ============

Class C Shares
                    Year Ended October 31, 1996   Year Ended October 31, 1995
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             734,010      $6,317,768       533,340      $3,878,012
Shares issued to
 shareholders in
 reinvestment of
 distributions           32,617         276,082        14,452         106,396
Shares reacquired      (466,623)     (3,995,594)     (286,745)     (2,111,074)
                        -------      ----------       -------      ----------
  Net increase          300,004      $2,598,256       261,047      $1,873,334
                        =======      ==========       =======      ==========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $1,195.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993, and for the period February 14, 1992 (commencement of investment operations) to October 31, 1992 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 14, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
December 12, 1996

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) UTILITIES FUND

TRUSTEES                                               ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                 CUSTODIAN
Former Chairman and Director (until 1991),             State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp;                           AUDITORS
Director, Cambridge Trust Company                      Ernst & Young LLP

Marshall N. Cohan - Private Investor                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac              call toll free: 1-800-637-4458
Surgery, Brigham and Women's Hospital;                 anytime from a touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                       For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief             call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;                information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.          1-800-637-2929 any business day from
                                                       9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                    a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee,                For general information, call toll free:
Landmark Funds (mutual funds)                          1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business
                                                       day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,           (To use this service, your phone must
Massachusetts Financial Services Company               be equipped with a Telecommunications
                                                       Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith  - Former Chairman (until 1994),            (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand Corporation     telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR                                             [DALBAR       For the third year in a row,
MFS Fund Distributors, Inc.                              LOGO]         MFS earned a #1 ranking in
500 Boylston Street                                    TOP RATED      DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                   SERVICE      Survey, Main Office Operations
                                                                    Service Quality Category. The
PORTFOLIO MANAGER                                      firm achieved a 3.48 overall score on a
Maura Shaughnessy*                                     scale of 1 to 4 in the 1996 survey. A total
                                                       of 110 firms responded, offering input on the
TREASURER                                              quality of service they received from 29
W. Thomas London*                                      mutual fund companies nationwide. The survey
                                                       contained questions about service quality in
ASSISTANT TREASURER                                    15 categories, including "knowledge of phone
James O. Yost*                                         service contacts," "accuracy of transaction
                                                       processing," and "overall ease of doing
SECRETARY                                              business with the firm."
Stephen E. Cavan*

*Affiliated with the Investment Adviser

                                                             -------------
MFS(R) UTILITIES FUND          [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------



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